UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-6041

Central Europe & Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended April 30, 2006, the Central Europe and Russia Fund's total return (based on its net asset value per share) was 46.26% in US dollar terms, while its total return based on share price was 27.15%. The fund's benchmark rose 53.28% during the same period.1 (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

During the first quarter of 2006, the Russian RTX index was among the top ten best performing markets in the world, boosted by soaring commodity prices, strong domestic liquidity, and inflows of foreign funds attracted by high oil prices and interest in Gazprom shares ahead of the implementation of the full liberalization of local shares. As the index continued to gain ground, concerns of an asset bubble began to increase. While the extensive IPO pipeline scheduled to come out of Russia over the next 12 to 18 months may provide new investment opportunities that could attract new global investors to the Russian market, some are concerned that there could be an excess supply of new shares flooding the market. As a result, stock selection will become increasingly important. Overall, the Fund's positioning in Russia contributed positively to performance as several holdings in the oil and gas sector posted strong gains, in-line with the Fund mana gement's view that higher commodity prices would persist through the first quarter of 2006. During the reporting period, the Fund initiated positions in natural gas company, Novatek, and cosmetics company Kalina while reducing its position in food retailer, Pyaterochka Holding.

In Turkey, strong fundamentals such as easing domestic interest rates, GNP growth, and rising corporate earnings have been supportive of equity markets. However, market performance continues to be affected by global liquidity concerns coupled with nervousness regarding Turkey's progress on negotiations with the EU and the IMF. Signs of rising foreign direct investment, spurred by the success in 2005 of several key privatizations after years of delay – notably Turk Telekom, Tupras, Petkim and Erdemir – could become a source of optimism for the market. Electricity distribution projects and state banks are on the privatization agenda, and almost all the banks that lack a major international partner are potential M&A targets. During the reporting period, Fund performance benefited from holdings in the Turkish financial sector, one of the Fund's main investment themes. Despite the existence of compelling valuations and investment th emes, the Turkish market continues to be subject to significant volatility related to political and macroeconomic developments. As a result, it will be important to monitor these developments closely.

The Czech equity market trades on an estimated P/E of 17.9x for 2005, and forecast P/Es of 19.2x for 2006, which not only places the Czech equity market on higher valuations than its Central European peers, Hungary and Poland, but also most Western European markets (though the limited number of stocks in the Czech benchmark means it is not necessarily representative of the broader market). Despite these rather lofty valuations, the market could still add to its total return figure over the balance of 2006 due to steady earnings growth and high dividends from a number of blue-chip stocks. Currently, the weighting of Czech stocks within the portfolio remains well below that of the Fund's benchmark, but the Fund may look to increase its exposure to Czech equities during periods of market turbulence. The good dividend yields offered by a few Czech stocks combined with the country's favorable macroeconomic environment and benign political situati on may allow some Czech equities to hold up better than other East European stocks in market downturns.

Hungarian blue-chips are reasonably valued, with some shares, if not overly attractive, offering good upside potential from either company-specific factors or from sector trends. However, due to growing concerns over the imbalances in the Hungarian economy, the Hungarian equity

LETTER TO THE SHAREHOLDERS (continued)

market is likely to find the going tougher than other markets across the region.

The Polish equity market is causing a bit of debate due to the conflicting outlooks it presents from a top-down versus bottom-up perspective. The top-down story for Poland remains appealing and may even be improving. GDP estimates have been raised, interest rates have been reduced, and funds continue to flow into both pension and mutual funds. Counterbalancing these positives, though, are some more fundamental bottom-up negatives including lofty valuations, and modest earnings growth estimates.

However, there are signs that investor risk tolerance may be substantially declining, which could ultimately make Poland a more attractive market compared to higher beta markets such as Turkey and Russia. During the reporting period, the Fund initiated positions in two Polish banks – PKO Bank Polski and Bank PBK (Bank Prezemyslowo-Handlowy PBK).

The Fund's discount to net asset value averaged 4.25% during the six months ended April 30, 2006.

The sources, opinions and forecasts expressed herein are as of May 2006. There is no guarantee that the views, opinions and forecasts expressed in this report will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30).The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Sincerely,

Christian Strenger Chairman

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

ECONOMIC OUTLOOK

Czech Republic:

Economic activity appears to be at the top of the cycle, with GDP growth reported at 6.9% year-over-year (y-o-y) in the fourth quarter of 2005. The structure of GDP looked healthy, as exports remained the key driver. Most recent indicators on industrial output and retail sales have confirmed the positive trend in these data points into Q1 2006 and are likely to be sustained through the first half of the year. Currently many forecasters have the full-2006 pace of GDP growth penciled in at above 5% y-o-y, and expect a slight shift in the GDP structure away from exports towards private consumption and capital formation. Wage growth is set to stay moderate and unemployment is set to decline only marginally, leaving little scope for demand-led inflationary pressures. The CPI level was elevated by energy prices at the start of 2006. While some second-round impacts are to be expected in coming months, the core CPI will likely be little affected.

Hungary:

Exports supported by a weak Hungarian Forint (HUF) and stronger European Union (EU) demand together with a slight pick-up in household consumption should broadly counterbalance the possible sharp slowdown of investments (zero/slightly negative y-o-y investment growth) and keep GDP growth rate around 4.2% y-o-y in 2006. The current account is projected to deteriorate by about EUR 1 billion from the 2005 level, which would place it at 8.2% of GDP in 2006. The cashflow-based government budget deficit has reached 45% of the year-end target and will likely overshoot the HUF 1,500 billion target by around HUF 250 billion without any modification in the budget bill. A higher Q1 2006 CPI figure - up 3.5% over Q1 2005 - means that further monetary easing is unlikely over the near term. The potential increase in the discount VAT rate, a weaker HUF and slightly accelerating household demand all point to upside inflation risks.

Poland:

Growth prospects remain very favorable, and consensus GDP growth forecasts have been raised for 2006 from 4.5% to 5%. Industrial production grew by 9.6% year-on-year in January, 9.8% year-on-year in February and 10.2% year-on-year in March, driven by even higher manufacturing due to continuously strong export demand. Exports grew by 19.8% in March 2006, enabling the current account deficit to narrow to around 1.4% of GDP. This positive trend in exports is likely to continue as Western Europe's economy is gaining speed. Poland's economy is closely integrated into the German investment cycle and both capital goods industries and construction should benefit substantially from this year's investment-driven pick-up in Germany. So far, Polish growth has been mainly supported by external demand and investment. However, with employment growing at close to 2.5% plus wages growing at 2-3% in real terms, aggregate real household income is now rising by 5-6%. Therefore, private consumption growth should pick up, as reflected by nominal retail sales which show growth of 8.6% in January, 10.2% in February, and 9% in March.

Russia:

January through March was characterized by exceptionally cold weather conditions, which had a temporary impact on almost all economic performance indicators: investment growth turned into the red, industrial production growth fell at 1% y-o-y despite good momentum in business confidence indicators, and household consumption "slowed" to circa 10% y-o-y. The impact on fiscal and foreign trade balances was counter-balanced by higher-than-expected oil prices, as both the fiscal balance and the trade balance reached all-time high surpluses. However, the structure of GDP growth continues to deteriorate (i.e., more driven by household demand fuelled by a looser fiscal policy), resulting in potentially higher inflation (core YTD inflation is up 3.2% through April) and a worsening ex-oil trade balance. Key risks to the economy remain the lack of reforms, capacity constraints, inflation and a weak long-term political outlook, but with net debt to GDP negative, structural risks are likely to remain in the back seat for now.

Turkey:

GNP surprised on the upside in Q4, pushing the full-year growth to 7.6% compared to expectations of 6%. Private investment spending, up 42% y-o-y, remains strong, with corporates continuing to show confidence in the government's reform program, and the start of EU accession talks clearly playing their part. Private consumption spending rose 16.7% y-o-y in Q4, while the lack of growth in government spending provides some comfort and support in discussions with the IMF. As of April, CPI is up 8.2% year-on-year and will need to be monitored as EU negotiations progress. We expect a budget deficit below the 2% of GDP seen in 2005 and debt to GDP heading under the Maastricht target of 60% by the end of 2007. The current account (C/A) deficit remains a significant risk with a C/A deficit to GNP ratio of 7% possible this year. FDI covering at least 60% of this year's C/A deficit is expected, with potential to the upside (depending on M&A activit y). Foreign exchange reserves are close to six months of imported goods and services, above the Emerging Market average of around five months.

FUND HISTORY AS OF APRIL 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended April 30,		For the years ended October 31,
	2006(c)		2005		2004		2003		2002		2001
Net Asset Value(a)	46.26	%(d)	48.74%		35.20	%(b)	44.88%		17.05%		(14.31)%
Market Value(a)	27.15%		80.71%		18.73%		60.38%		23.43%		(7.79)%
Benchmark	53.28	%(1)	37.81	%(1)	32.73	%(2)	40.65	%(3)	14.68	%(4)	(20.40	)%(5)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.

(c)  Total returns shown for the six month period are not annualized.

(d)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(1)  Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2)  Represents an arithmetic composite consisting of 70% CECE/30% RTX for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

(3)  Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

(4)  Represents the CECE Index.

(5)  Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary and Poland and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The Fund is complying with the German tax transparency rules for the current fiscal year that ends on October 31, 2006 and therefore qualifies as a transparent fund within the meaning of the German fund tax law (InvStG 2004).

FUND HISTORY AS OF APRIL 30, 2006 (continued)

STATISTICS:

Net Assets	$809,084,113
Shares Outstanding	14,002,505
NAV Per Share	$57.78

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/20/05	12/30/05	$0.33	$0.215	$2.507	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/06)*	1.04%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2006 (As a % of Portfolio's Market Value*)

1.	Surgutneftegaz	11.3
2.	Lukoil	10.7
3.	OAO Gazprom	9.8
4.	Unified Energy System	5.5
5.	JSC MMC Norilsk Nickel	4.5
6.	Polski Koncern Naftowy	4.4
7.	Tatneft	3.9
8.	Ceske Energeticke Zavody	3.2
9.	Telekomunikacja Polska	3.1
10.	Mol Magyar Olaj-ES Gazipari	2.5

*Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents.

GEOGRAPHICAL REPRESENTATION OF HOLDINGS BY COUNTRY

Russia 59.6%
Poland 13.3%
Netherlands 1.0%
Czech Republic 3.9%
Austria 2.2%
Hungary 5.8%
Turkey 13.6%
Cyprus 0.6%

10 Largest Equity Holdings and Country Breakdown are subject to change and may not be indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: As this summer's G-8 summit approaches, the US has become increasingly critical of the Russian government. What are the reasons for this and what are the implications for the financial markets in Russia?

Answer: Russia's chairmanship of the G-8 got off to a rocky start this year when state-controlled Gazprom cut off the gas supply to Ukraine amidst a pricing dispute, causing some to question Russia's reliability as an energy supplier for Europe and accuse President Putin of using energy supply as a policy tool. The US has been critical of the advancement of democracy under President Putin for some time, but recent developments – including the Gazprom price increases and the Russian government's decision to ban imports of selected goods from Georgia, Moldova, and Ukraine – have raised questions about the government's role in the economy. Although President Bush is expected to attend the G-8 summit, there is speculation that he will give President Putin a lukewarm reception. Nonetheless, in an environment of sustained high energy and commodity price s, the incentive to invest in commodity-rich markets, such as Russia, is likely to outweigh the impact of any negative political sentiment, though some short-term volatility is possible. However, investors will be closely monitoring the government's involvement in company affairs and are likely to favor those companies that have a strong relationship with the government.

Question: Recent political, economic, and market developments in Turkey suggest that the stability of the past few years may be in question. Could you comment on the reasons for this and the prospects for a return to stability?

Answer: Due to a variety of factors, 2006 is turning out to be a relatively turbulent year for Turkey. The current account deficit continues to be the most significant issue on the macroeconomic front, as the government struggles to contain spending. Amidst reports of higher-than-expected inflation and concerns that the current account deficit will reach 7% of GDP this year (compared to initial forecasts for 6% of GDP), Turkey's currency has depreciated sharply. In addition, the government has faced political difficulty over a variety of issues, leading to speculation that early elections may be necessary. From an economic perspective, the currency depreciation should boost Turkish exports, and GDP growth is still expected to remain strong. However, the recent instability underscores the importance of the IMF program as well as eventual European Union ("EU" ) membership as a real possibility for Turkey to work toward.

Question: Lithuania's application to adopt the euro next year was recently rejected. Meanwhile, Latvia and Estonia have postponed their timeline for adopting the euro. How does this impact plans for euro adoption by the CE-3 countries?

Answer: The EU recently accepted Slovenia's bid to adopt the euro in 2007 while rejecting Lithuania's application for failure to meet all of the Maastricht criteria. In particular, Lithuania's inflation, at 3.5%, is higher than the target rate. Several of the fifteen original EU countries were given leniency on meeting the Maastricht criteria when the euro was introduced in 1999, but amidst growing political opposition to enlargement, the EU is clearly sending a signal that it will not provide any leniency to new EU members. Because the Czech Republic, Hungary, and Poland are not planning to adopt the euro until at least 2010, the rejection of Lithuania's application has no immediate impact on their plans to adopt the euro. However, it will be important to monitor whether the EU continues to strictly enforce the Maastricht criteria, which some argue are out dated and fail to take into account the fact that higher inflation is a by-product of the current macroeconomic environment of high growth rates in the new EU countries, coupled with high oil prices.

Ralf Oberbannscheidt, Lead Portfolio Manager of the Central Europe and Russia Fund, Inc.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2006 (unaudited)

Shares	Description	Value
INVESTMENTS IN RUSSIAN SECURITIES – 58.0%
	COMMON STOCKS – 55.9%
	COMMERCIAL BANKS – 0.7%
3,000	Sberbank	$5,430,000
1,000	Sberbank RF-(GDR) Reg S	178,849
		5,608,849
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%
200,000	Rostelecom (ADR)††	4,260,000
	FOOD PRODUCTS – 1.0%
116,319	Lebedyansky*	7,880,612
	METALS & MINING – 7.6%
281,000	JSC MMC Norilsk Nickel (ADR)	37,092,000
85,600	Mechel OAO-(GDR) Reg S	2,311,200
416,000	Polyus Gold Co Zao (ADR)	17,971,200
3,500	Vyksa Metallurgical Plant*	3,850,000
		61,224,400
	MULTI-UTILITIES – 5.4%
568,000	Unified Energy Systems (GDR)	43,736,000
	OIL, GAS & CONSUMABLE FUELS – 38.7%
1,400,000	Gazprom	15,960,000
943,000	Lukoil (ADR)	85,435,800
450,000	Novatek Oao-Spons (GDR)	19,125,000
1,375,000	OAO Gazprom (ADR)	62,425,000
1,040,000	Surgutneftegaz (ADR)††	90,480,000
262,500	Tatneft (ADR)††	30,843,750
1,143,800	Tnk-Bp	3,888,920
500,000	Ufimskij Npz	1,350,000
52,000	Vostok Nafta Investment (SDR)*	4,002,602
		313,511,072
	PERSONAL PRODUCTS – 1.0%
181,000	Kalina	8,145,000
	WIRELESS TELECOMMUNICATION SERVICES – 1.0%
140,000	Mobile Telesystems (GDR)	4,576,600
50,000	Mobile Telesystems-SP (ADR)	1,634,500
45,500	Vimpel Communications (ADR)*	2,119,845
		8,330,945
	Total Common Stocks (cost $186,560,404)	452,696,878

Shares	Description	Value
	PREFERRED – 2.1%
	OIL, GAS & CONSUMABLE FUELS – 2.1%
7,750	Transneft Preferred (Cost $17,515,000)	$16,662,500
	Total Investments in Russian Securities (cost $204,075,404)	469,359,378
INVESTMENTS IN POLISH COMMON STOCKS – 13.1%
	BUILDING PRODUCTS – 0.6%
850,950	Cersanit-Krasnystaw SA	4,956,883
	COMMERCIAL BANKS – 3.0%
81,746	Bank Pekao SA	5,480,060
25,000	BK Prezemyslowo-Handlowy PBK	6,443,425
1,000,000	Pko Bank Polski SA	12,561,424
		24,484,909
	CONSTRUCTION & ENGINEERING – 0.1%
40,842	Budimex*	744,298
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.1%
2,920,207	Telekomunikacja Polska	21,381,971
490,000	Telekomunikacja Polska (GDR)†	3,650,500
		25,032,471
	MEDIA – 0.1%
37,700	Tvn*	1,177,780
	METAL & MINING – 0.7%
147,029	KGHM Polska Miedz	5,382,786
	OIL, GAS & CONSUMABLE FUELS – 4.3%
1,036,102	Polski Koncern Naftowy	21,579,136
149,500	Polski Koncern Naftowy (GDR)	6,092,125
180,000	Polski Koncern Naftowy (GDR)†	7,335,000
		35,006,261
	REAL ESTATE – 1.2%
109,018	Echo Investment*	9,472,422
	Total Investments in Polish Common Stocks (cost $50,091,954)	106,257,810

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2006 (unaudited) (continued)

Shares	Description	Value
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 5.7%
	COMMERCIAL BANKS – 2.3%
437,400	OTP Bank	$16,941,328
25,000	OTP Bank (GDR)	1,902,500
		18,843,828
	OIL, GAS & CONSUMABLE FUELS – 2.5%
110,000	Mol Magyar Olaj-Es Gazipari	13,070,817
61,000	Mol Magyar Olaj-Es Gazipari (GDR)	7,167,500
		20,238,317
	PHARMACEUTICALS – .9%
30,000	Gedeon Richter	6,455,315
4,300	Gedeon Richter (GDR)	918,050
		7,373,365
	Total Investments in Hungarian Common Stocks (cost $12,385,403)	46,455,510
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 3.9%
	COMMERCIAL BANKS – 0.7%
4,500	Komercni Banka	709,038
89,996	Komercni Banka (GDR)	4,724,790
		5,433,828
	MULTI-UTILITIES – 3.2%
750,000	Ceske Energeticke Zavody	25,775,648
	Total Investments in Czech Republic Common Stocks (cost $3,984,713)	31,209,476
INVESTMENTS IN TURKISH COMMON STOCKS – 13.5%
	AUTOMOBILES – 0.6%
1,500,000	Tofas Turk Oromobil Fabrika	4,821,835
	BUILDING PRODUCTS – 1.0%
1,768,568	Trakya Cam Sanayii	7,910,956
	COMMERCIAL BANKS – 1.6%
316,420	Denizbank*	2,806,758
694,427	Finansbank*	3,632,709
500,000	Turkiye Sinai Kalkinma Bank	1,971,190
692,850	Turkiye Vakiflar Bankasi T-D*	4,386,124
		12,796,781

Shares	Description	Value
	CONSTRUCTION & ENGINEERING – 0.9%
300,000	Enka Insaat Ve Sanayi As	$4,662,623
250,000	Izocam Ticaret Ve Sanayi As	2,331,312
		6,993,935
	CONSTRUCTION MATERIALS – 0.7%
690,000	Akcansa Cimento	5,283,548
	DIVERSIFIED FINANCIAL SERVICES – 5.4%
1,825,000	Akbank	15,219,864
600,000	Haci Omer Sabanci Holding	2,843,063
1,416,356	Turkiye Garanti Bankasi*	5,852,267
2,000,000	Turkiye Is Bankasi	16,830,933
1,386,550	Yapi Ve Kredi Bankasi*	3,258,760
		44,004,887
	FOOD & STAPLES RETAILING – 1.0%
203,200	Bim Birlesik Magazalar*	7,933,889
	HOTELS RESTAURANTS & LEISURE – 0.4%
2,000,000	Marmaris Marti Otel Isletmel	3,532,980
	INDUSTRIAL CONGLOMERATES – 0.4%
600,000	Dogan Sirketler Grubu Holdings*	2,865,807
	INSURANCE – 0.5%
875,000	Anadolu Hayat Emeklilik Ord	4,378,317
	OIL, GAS & CONSUMABLE FUELS – 0.5%
200,000	Turpras Petrol Rafinerileri	4,245,641
	WIRELESS TELECOMMUNICATION SERVICES – 0.5%
575,998	Turkcell Iletisim Hizmetleri	3,668,224
	Total Investments in Turkish Common Stocks (cost $63,355,659)	108,436,800
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 2.1%
	COMMERCIAL BANKS – 2.1%
246,740	Erste Bank Der Oester Spark	14,947,990
39,128	Erste Bank Ord-Temp*	2,343,346
	Total Investments In Austrian Common Stocks (cost $10,620,045)	17,291,336

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2006 (unaudited) (continued)

Shares	Description	Value
INVESTMENTS IN DUTCH COMMON STOCKS – 0.9%
	BEVERAGES – 0.4%
93,000	Efer Breweries International (GDR)	$3,534,000
	FOOD & STAPLES RETAILING – 0.5%
219,700	Pyaterochka Holding (GDR)	4,185,285
	Total Investments in Dutch Common Stocks (cost $5,871,109)	7,719,285
INVESTMENTS IN CYPRUS COMMON STOCKS – 0.6%
	OIL, GAS & CONSUMABLE FUELS – 0.6%
700,000	Urals Energy Public Co Ltd (cost $3,204,250)	5,045,026
INVESTMENTS IN VIRGIN ISLANDS (BR) COMMON STOCKS – 1.0%
	MULTI-UTILITIES – 1.0%
4,244,119	Renshares Utilities-Rengen (cost $6,750,017)	8,191,150
SECURITIES LENDING COLLATERAL – 11.4%
92,065,200	Daily Assets Fund Institutional, 4.86%††† (cost $92,065,200)	92,065,200
	Total Investments – 110.2% (cost $452,403,754)	892,030,971
	Liabilities in excess of cash and other assets – (-10.2%)	(82,946,858)
	NET ASSETS – 100.0%	$809,084,113

*  Non-income producing security.

†  144A - Restricted to resale to institutional investors only.

††  All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2006 amounted to $89,520,800, which is 11.1% of the net assets.

†††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

Key

ADR  –  American Depository Receipt

GDR  –  Global Depository Receipt

SDR  –  Swedish Depository Receipt

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2006 (unaudited)

ASSETS
Investments, at value, (cost $360,338,554) — including $89,520,800 of securities loaned	$799,965,771
Investment Daily Assets Fund Institutional (cost $92,065,200)*	92,065,200
Cash and foreign currency (cost $8,494,494)	8,862,926
Dividend receivable	902,393
Foreign withholding tax refund receivable	120,308
Interest receivable	24,985
Other assets	61,530
Total assets	902,003,113
LIABILITIES
Payable upon return of securities loaned	92,065,200
Management fee payable	337,417
Investment advisory fee payable	157,566
Payable for Directors' fees and expenses	11,622
Accrued expenses and accounts payable	347,195
Total liabilities	92,919,000
NET ASSETS	$809,084,113
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$408,102,200
Cost of 5,476,217 shares held in treasury	(70,781,427)
Distributions in excess of net investment income	(1,462,126)
Accumulated net realized gain on investments and foreign currency transactions	33,229,817
Net unrealized appreciation on investments and foreign currency related transactions	439,995,649
Net assets	$809,084,113
Net asset value per share ($809,084,113 ÷ 14,002,505) shares of common stock issued and outstanding)	$57.78

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS

For the six months ended April 30, 2006 (unaudited)
NET INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $188,739)	$3,026,286
Interest	29,971
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	120,378
Total investment income	3,176,635
Expenses:
Management fee	1,673,237
Investment advisory fee	787,312
Custodian and Transfer Agent's fees and expenses	333,062
Reports to shareholders	84,860
Directors' fees and expenses	90,810
Legal fee	63,352
Audit fee	43,260
NYSE Listing Fee	16,840
Insurance	6,372
Miscellaneous	58,609
Total expenses before custody credits	3,157,714
Less: custody credits*	(102,312)
Net expenses	3,055,402
Net investment income (loss)	121,233
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	34,218,936
Foreign currency transactions	(902,351)
Net unrealized appreciation (depreciation) during the period on:
Investments	226,204,913
Translation of other assets and liabilities from foreign currency	362,374
Net gain on investments and foreign currency transactions	259,883,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,005,105

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2006 (unaudited)	For the year ended October 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$121,233	$2,745,756
Net realized gain (loss) on:
Investments	34,218,936	31,314,982
Foreign currency transactions	(902,351)	(198,744)
Net unrealized appreciation (depreciation) on:
Investment transactions during the period	226,204,913	107,778,042
Translation of other assets and liabilities from foreign currency	362,374	(9,119)
Net increase in net assets resulting from operations	260,005,105	141,630,917
Distributions to shareholders from:
Net investment income	(3,365,079)	(1,733,526)
Net realized gains	(27,756,803)	—
Capital share transactions:
Net proceeds from rights offering of Fund shares (3,417,070 and 0 shares, respectively)	131,742,212	—
Net proceeds from reinvestment of dividends (388,226 and 0 shares, respectively)	16,484,086	—
Net increase (decrease) in net assets from capital share transactions	148,226,298	—
Total increase in net assets	377,109,521	139,897,391
NET ASSETS
Beginning of period	431,974,592	292,077,201
End of period (including distributions in excess of net investment income of $1,462,126 and undistributed net investment income of $1,781,720 as of April 30, 2006 and October 31, 2005, respectively)	$809,084,113	$431,974,592

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2006 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities pr incipally trade would require adjustment to the closing market prices in order to reflect fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Asset Management receives a management fee on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2006 (unaudited) (continued)

that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager.") The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended April 30, 2006, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .81% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2006 were $219,594,549 and $102,395,427, respectively.

The cost of investments at April 30, 2006 was $361,940,761 for United States Federal income tax purposes. Accordingly, as of April 30, 2006, net unrealized appreciation of investments aggregated $438,025,010, of which $439,067,630 and $1,042,620 related to unrealized appreciation and depreciation, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2006 (unaudited) (continued)

governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL AND RIGHTS OFFERING

The Fund had no capital stock repurchase activity for the period ended April 30, 2006. During the six months ended April 30, 2006, the Fund reissued 388,226 shares held in treasury as part of the dividend reinvestment plan.

During January 2006, the Fund issued 3,417,070 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on December 19, 2005 were issued one transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every three rights held. These shares were issued at a subscription price of $40.19. Net proceeds to the Fund were $131,742,212 after deducting the solicitation/dealer manager fees of $5,148,591 and expenses of $400,276. The net asset value per share of the Fund's common shareholders was reduced by approximately $3.25 per share as a result of the share issuance.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended April 30,		For the years ended October 31,
	2006 (unaudited)		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value:
Beginning of period	$42.36		$28.64	$23.08	$15.93	$13.83	$16.14
Net investment income (loss)	.01		.27	.20	.21	(.07)	.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	21.81		13.62	7.97	6.86	2.37	(2.70)
Increase (decrease) from investment operations	21.82		13.89	8.17	7.07	2.30	(2.60)
Increase resulting from share repurchases	—		—	.02	.08	.06	.29
Distributions from net investment income	(.33)		(.17)	(.22)	—	(.10)	—
Distributions from net realized gains on investment transactions	(2.72)		—	—	—	(.13)	—
Total distributions†	(3.05)		(.17)	(.22)	—	(.23)	—
Dilution from rights offering	(2.85)		—	(2.15)	—	—	—
Dealer manager fees and offering costs	(0.40)		—	(0.25)	—	—	—
Dilution in NAV from dividend reinvestment	(0.10)		—	(.01)	—	(.03)	—
Net asset value:
End of period	$57.78		$42.36	$28.64	$23.08	$15.93	$13.83
Market value:
End of period	$53.25		$44.89	$24.99	$21.25	$13.25	$10.95
Total investment return for the period:††
Based upon market value	27.15	%****	80.71%	18.73%	60.38%	23.43%	(7.79)%
Based upon net asset value	46.26	%*,****	48.74%	35.20%*	44.88%	17.05%	(14.31)%
Ratio to average net assets:
Total expenses before custody credits**	1.04	%***	1.20%	1.27%	1.51%	1.55%	1.66%
Net investment income (loss)	.02	%*****	.78%	.81%	1.00%	(.44)%	.63%
Portfolio turnover	32.52	%***	30.16%	45.29%	43.88%	57.77%	57.83%
Net assets at end of period (000's)	$809,084		$431,975	$292,027	$177,766	$126,467	$111,213

  †  For U.S. tax purposes, total distributions consisted of:

Ordinary income	$(.545)	$(0.17)	$(0.22)	—	$(0.23)	—
Long term capital gains	$(2.507)	—	—	—	—	—
	$(3.052)	$(0.17)	$(0.22)	—	$(0.23)	—

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $2.15 and $3.25 respectively, for 2004 and 2006 per share dilution associated with the Fund's rights offering.

  **  The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.01%, 1.19%, 1.26%, 1.50%, 1.54% and 1.62% for 2006, 2005, 2004, 2003, 2002 and 2001, respectively.

  ***  Annualized

  ****  Not Annualized

  *****  Not Annualized. The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.ceefund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK*

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

KATHLEEN SULLIVAN D'ERAMO

Assistant Treasurer

JOHN MILLETTE

Secretary

HONORARY DIRECTOR

OTTO WOLFF von AMERONGEN

44389 (6/06)

*  Effective June 15, 2006.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

Investors Bank & Trust Company
Shareholder Services
P.O. Box 642, OPS 22
Boston, MA 02117-0642
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-691 8 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

There are three Closed-End Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.-investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.-investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.-investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in those regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks such as increased share price volatility, limited liquidity and lack of industry diversification.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2006

20675

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total	Average	Total Number of	Maximum Number
Period	Number of	Price Paid	Shares Purchased as	of Shares that May
	Shares	per Share	Part of Publicly	Yet Be Purchased
	Purchased		Announced	Under the Plans
			Plans or Programs	or Programs

November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28	0	$0.0	n/a	n/a
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a

Total	0	$0.0	0	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Charter or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and the proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, a series of Central Europe & Russia Fund, Inc.

By:	/s/Michael Clark
Michael Clark

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Central Europe and Russia Fund, a series of Central Europe & Russia Fund, Inc.

By:	/s/Michael Clark
Michael Clark

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006